EXHIBIT 4.6

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                                WARRANT AGREEMENT



                          Dated as of December 29, 2005

                                     between

                               NATIONAL COAL CORP.

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,

                                as Warrant Agent

                              Warrants to Purchase
                             Shares of Common Stock




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         WARRANT  AGREEMENT,  dated as of December 29, 2005 (this  "Agreement"), between National Coal Corp., a Florida corporation (the "COMPANY"), and Wells Fargo Bank, National Association, a national banking association, as warrant agent (in such capacity, the "WARRANT AGENT").

         WHEREAS, the Company proposes to issue 55,000 common stock purchase warrants (the "WARRANTS") to initially purchase up to an aggregate of 1,732,632 shares of common stock, par value $0.0001 per share (the "COMMON STOCK"), of the Company (the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES"), each Warrant initially representing the right to purchase 31.5024 Warrant Shares, in connection with the offering (the "OFFERING") by the Company of 55,000 units (the "UNITS"), each Unit consisting of (i) $1,000 principal amount at maturity of the 10.5% Senior Secured Notes due 2010 of the Company (the "Notes") and (ii) one Warrant.

         WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act in connection with the issuance of Warrant Certificates (as defined) and other matters as provided herein.

         WHEREAS, the Company has entered into that certain Equity Registration Rights Agreement, dated as of the date hereof, between the Company and Jefferies & Company, Inc. for the benefit of holders of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1.        CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the following respective meanings:

         "144A GLOBAL WARRANT" means a Global Warrant substantially in the form of EXHIBIT A hereto sold in reliance on Rule 144A and bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED that beneficial ownership of 10% or more of the Voting Stock of a Person will be deemed to be control. For purposes of this definition, the terms "controlling," "controlled by" and "under common control with" have correlative meanings.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for beneficial interests in any Global Warrant, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.


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         "BOARD OF DIRECTORS" means, as to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

         "BUSINESS DAY" means any day other than a Legal Holiday.

         "CLEARSTREAM" means Clearstream Banking, S.A.

         "CLOSING DATE" means the date hereof.

         "DEFINITIVE WARRANT" means a Warrant Certificate issued in registered form as a definitive Warrant Certificate.

         "DEPOSITARY" means, with respect to the Warrants issuable or issued in whole or in part in global form, the Person specified in SECTION 3.3 hereof as the Depositary with respect to the Warrants, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Agreement.

         "EQUITY REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the Initial Purchaser relating to the resale of Warrant Shares.

         "EUROCLEAR"  means  Euroclear  Bank  S.A./N.V.,   as  operator  of  the
Euroclear system.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the amount set forth in the form of Warrant Certificate attached hereto as EXHIBIT A, as adjusted as herein provided.

         "GLOBAL WARRANTS" means, individually and collectively, each of the Restricted Global Warrants and the Unrestricted Global Warrants, substantially in the form of EXHIBIT A hereto issued in accordance with SECTION 3.1(B) and 3.5 hereof.

         "GLOBAL   WARRANT  LEGEND"  means  the  legend  set  forth  in  SECTION
3.5(F)(II), which is required to be placed on all Global Warrants issued under this Agreement.

         "IAI GLOBAL WARRANT" means a Global Warrant substantially in the form of EXHIBIT A hereto sold to Institutional Accredited Investors and bearing the Global Warrant Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee.

         "INDENTURE" means the indenture, dated as of the date hereof, among the Company, the Guarantors set forth therein and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to the Notes.

         "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Warrant through a Participant.

         "INITIAL PURCHASER" means Jefferies & Company, Inc.


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         "INSTITUTIONAL  ACCREDITED  INVESTOR"  means an institution  that is an
"accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, which is not also a QIB.

         "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the corporate trust office of the Warrant Agent is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

         "NON-U.S. PERSON" means any Person other than a U.S. Person.

         "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Secretary or the Treasurer of such Person.

         "OFFICER'S CERTIFICATE" means a certificate signed on behalf of the Company by an Officer of the Company, who must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer, the Treasurer or the principal accounting officer or a Senior Vice President or Vice President of the Company.

         "OPINION OF COUNSEL" means an opinion from legal counsel who is reasonably acceptable to the Warrant Agent in form and substance reasonably acceptable to the Warrant Agent. The counsel may be an employee of or counsel to the Company or any subsidiary of the Company.

         "PARTICIPANT" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "PRIVATE PLACEMENT LEGEND" means the legend set forth in SECTION 3.5(F)(I) to be placed on all Warrants issued under this Warrant Agreement except where otherwise permitted by the provisions of this Warrant Agreement.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "REGISTRABLE SECURITY" means, at any time, any of (i) the Warrant Shares (whether or not the related Warrants have been exercised) and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such holder pursuant to such registration


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statement, (b) such securities may be sold to the public pursuant to Rule 144(k)
(or any similar provisions then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred by the holder thereof and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or (d) such securities shall have ceased to be outstanding.

         "REGULATION S" means Regulation S promulgated under the Securities Act.

         "REGULATION S GLOBAL WARRANT" means a Global Warrant in the form of EXHIBIT A hereto bearing the Global Warrant Legend, the Private Placement Legend and the Regulation S Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee.

         "REGULATION S LEGEND" means the legend set forth in SECTION 3.5(F)(IV) to be placed on all Regulation S Global Warrants issued pursuant to Regulation S.

         "RESTRICTED DEFINITIVE WARRANT" means a Definitive Warrant bearing the Private Placement Legend.

         "RESTRICTED GLOBAL WARRANT" means a Global Warrant bearing the Private Placement Legend.

         "RULE 144" means Rule 144 promulgated under the Securities Act.

         "RULE 144A" means Rule 144A promulgated under the Securities Act.

         "RULE 903" means Rule 903 promulgated under the Securities Act.

         "RULE 904" means Rule 904 promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SEPARATION DATE" means the earliest to occur of (i) 180 days following the consummation of the offering of the Units, (ii) the date on which a registration statement for a registered exchange offer with respect to the Notes is declared effective under the Securities Act, (iii) the date on which a shelf registration statement with respect to the Warrant Shares is declared effective, and (iv) such date as Jefferies & Company, Inc., as the initial purchaser of the Units, in its sole discretion shall determine.

         "TRUSTEE" means the trustee under the Indenture.

         "UNRESTRICTED GLOBAL WARRANT" means a Global Warrant that does not bear the Private Placement Legend.

         "UNRESTRICTED DEFINITIVE WARRANT" means one or more Definitive Warrants that do not bear and are not required to bear the Private Placement Legend.


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         "U.S.  PERSON" means a U.S.  person as defined in Rule 902(k) under the
Securities Act.

         "WARRANT COUNTERSIGNATURE ORDER" shall have the meaning as set forth in
SECTION 3.2.

Section 2.        APPOINTMENT OF WARRANT AGENT.

         The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement and the Warrant Agent hereby accepts such appointment pursuant to the terms and conditions of this Agreement.

Section 3.        ISSUANCE OF WARRANTS; WARRANT CERTIFICATES.

         3.1.     FORM AND DATING.

         (a) GENERAL. The Warrants shall be substantially in the form of EXHIBIT A hereto (each a "WARRANT CERTIFICATE"). The Warrants may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Warrant shall be dated the date of its countersignature.

         The terms and provisions contained in the Warrants shall constitute, and are hereby expressly made, a part of this Warrant Agreement. The Company and the Warrant Agent, by their execution and delivery of this Warrant Agreement, expressly agree to such terms and provisions and to be bound hereby and thereby. However, to the extent any provision of any Warrant conflicts with the express provisions of this Warrant Agreement, the provisions of this Warrant Agreement shall govern and be controlling.

         (b) GLOBAL WARRANTS. Warrants issued in global form shall be substantially in the form of EXHIBIT A attached hereto (including the Global Warrant Legend thereon). Warrants issued in definitive form shall be substantially in the form of EXHIBIT A attached hereto (but without the Global Warrant Legend thereon). Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the number of outstanding Warrants from time to time endorsed thereon and that the number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the number of outstanding Warrants represented thereby shall be made by the Warrant Agent in accordance with written instructions given by the holder thereof as required by SECTION 3.5 hereof.

         (c) EUROCLEAR AND CLEARSTREAM PROCEDURES APPLICABLE. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Banking" and "Customer Handbook" of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Warrant that are held by Participants through Euroclear or Clearstream.

         3.2.     EXECUTION.

         An Officer shall sign the Warrants on behalf of the Company by manual or facsimile signature.


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         If the Officer  whose  signature  is on a Warrant no longer  holds that office at the time a Warrant is countersigned, the Warrant shall nevertheless be valid.

         A Warrant shall not be valid until countersigned by the manual signature of the Warrant Agent. The signature shall be conclusive evidence that the Warrant has been properly issued under this Warrant Agreement.

         The Warrant Agent shall, upon a written order of the Company signed by an Officer (a "WARRANT COUNTERSIGNATURE ORDER"), countersign Warrants for original issue up to the number stated in the preamble hereto.

         The Warrant Agent may appoint an agent acceptable to the Company to countersign Warrants. Such an agent may countersign Warrants whenever the Warrant Agent may do so. Each reference in this Warrant Agreement to a countersignature by the Warrant Agent includes a countersignature by such agent. Such an agent has the same rights as the Warrant Agent to deal with the Company or an Affiliate of the Company.

         3.3.     WARRANT REGISTRAR AND DEPOSITARY.

         The Company shall maintain an office or agency where Warrants may be presented for registration of transfer or for exchange ("WARRANT REGISTRAR"). The Warrant Registrar shall keep a register of the Warrants and of their transfer and exchange. The Company may appoint one or more co-Warrant Registrars. The term "Warrant Registrar" includes any co-Warrant Registrar. The Company may change any Warrant Registrar without notice to any holder. The Company shall notify the Warrant Agent in writing of the name and address of any agent not a party to this Warrant Agreement. If the Company fails to appoint or maintain another entity as Warrant Registrar, the Warrant Agent shall act as such. The Company or any of its subsidiaries may act as Warrant Registrar.

         The Company initially appoints the Warrant Agent to act as the Warrant Registrar with respect to the Warrants.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Warrants.

         3.4.     HOLDER LISTS.

         The Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all record holders of Warrants. If the Warrant Agent is not the Warrant Registrar, the Company shall promptly furnish to the Warrant Agent at such times as the Warrant Agent may request in writing, a list in such form and as of such date as the Warrant Agent may reasonably require of the names and addresses of the holders as set forth in the Company's books and records.

         3.5.     TRANSFER AND EXCHANGE.

         (a) TRANSFER AND EXCHANGE OF GLOBAL WARRANTS. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of


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the Depositary to the Depositary or to another nominee of the Depositary,  or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Warrants will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent written notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or
(ii) the Company in its sole discretion determines that the Global Warrants (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as the Depositary shall instruct the Warrant Agent in writing. Global Warrants also may be exchanged or replaced, in whole or in part, as provided in SECTIONS 3.6 and 3.7 hereof. A Global Warrant may not be exchanged for another Warrant other than as provided in this SECTION 3.5(A), however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in SECTION 3.5(B) or (C) hereof.

         (b) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN THE GLOBAL WARRANTS. The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the Applicable Procedures. Beneficial interests in the Restricted Global Warrants shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either SUBPARAGRAPH (I) or (II) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) TRANSFER OF BENEFICIAL INTERESTS IN THE SAME GLOBAL WARRANT. Beneficial interests in any Restricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Warrant may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Registrar to effect the transfers described in this SECTION 3.5(B)(I).

                  (ii) ALL OTHER TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS IN GLOBAL WARRANTS. In connection with all transfers and exchanges of beneficial interests that are not subject to SECTION 3.5(B)(I) above, the transferor of such beneficial interest must deliver to the Warrant Registrar both (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) written instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or both (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial


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         interest to be  transferred  or exchanged and (2) written  instructions given by the Depositary to the Warrant Registrar containing information regarding the Person in whose name such Definitive Warrant shall be registered. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Agreement and the Warrants, the Warrant Agent shall adjust the principal amount of the relevant Global Warrant(s) pursuant to SECTION 3.5(G) hereof.

                  (iii) TRANSFER OF BENEFICIAL INTERESTS TO ANOTHER RESTRICTED GLOBAL WARRANT. A beneficial interest in any Restricted Global Warrant may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Warrant if the transfer complies with the requirements of
         SECTION 3.5(B)(II) above and the Warrant Registrar receives the following:

                           (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Warrant, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications in ITEM (1) thereof; and

                           (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Warrant, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications in ITEM (2) thereof, if

                           (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Warrant, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications and certificates and Opinion of Counsel required by ITEM (3) thereof, if applicable.

                  (iv) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL WARRANT FOR BENEFICIAL INTERESTS IN THE UNRESTRICTED GLOBAL WARRANT. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of SECTION 3.5(B)(II) above and the Warrant Registrar receives the following:

                           (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM (1)(A) thereof; or

                           (B) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of EXHIBIT B hereto, including the certifications in ITEM
                                    (4) thereof;


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         and,  in each  such case set forth in this  SUBPARAGRAPH  (IV),  if the
         Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         If any such transfer is effected pursuant to SUBPARAGRAPH (IV) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of an Warrant Countersignature Order in accordance with SECTION 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in the number equal to the number of beneficial interests transferred pursuant to SUBPARAGRAPH (IV) above.

         (c) TRANSFER AND EXCHANGE OF BENEFICIAL INTERESTS FOR DEFINITIVE WARRANTS.

                  (i) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS TO RESTRICTED DEFINITIVE WARRANTS. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM
                                    (2)(A) thereof;

                           (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (1) thereof;

                           (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (2) thereof;

                           (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (3)(A) thereof;

                           (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in SUBPARAGRAPHS (B) through (D) above, a certificate  to  the  effect  set  forth  in
                                    EXHIBIT    B    hereto,     including    the
                                    certifications,  certificates and Opinion of
                                    Counsel required by ITEM (3) thereof, if applicable; or

                           (F) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (3)(B) thereof;

the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be reduced by the number of Warrants to be represented by the Definitive Warrant pursuant to SECTION 3.5(G) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this SECTION 3.5(C) shall be registered in such name or names as the holder of such beneficial interest shall instruct the Warrant Registrar through written instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this
SECTION 3.5(C)(I) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS TO UNRESTRICTED DEFINITIVE WARRANTS. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if the Warrant Registrar receives the following:

                           (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for an Unrestricted Definitive Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM (1)(B) thereof; or

                           (B) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of EXHIBIT B hereto, including the certifications in ITEM (4) thereof; and, in each such case set forth in this SUBPARAGRAPH (II), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii)    BENEFICIAL  INTERESTS IN UNRESTRICTED GLOBAL WARRANTS
         TO UNRESTRICTED DEFINITIVE WARRANTS. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in SECTION 3.5(B)(II) hereof, the Warrant Agent shall cause the amount of the applicable Global Warrant to be reduced accordingly pursuant to SECTION 3.5(G) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate principal amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this SECTION 3.5(C)(III) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Registrar through written instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this SECTION 3.5(C)(III) shall not bear the Private Placement Legend.

         (d) TRANSFER AND EXCHANGE OF DEFINITIVE WARRANTS FOR BENEFICIAL INTERESTS.

                  (i) RESTRICTED DEFINITIVE WARRANTS TO BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS. If any holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Registrar of the following documentation:

                           (A) if the holder of such Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM (2)(B) thereof;

                           (B) if such Restricted Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (1) thereof;

                           (C) if such Restricted Definitive Warrant is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (2) thereof;

                           (D) if such Restricted Definitive Warrant is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications in ITEM (3)(A) thereof;

                           (E) if such Restricted Definitive Warrant is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in SUBPARAGRAPHS (B) through (D) above, a certificate to the effect set forth in EXHIBIT B hereto, including the certifications, certificates and Opinion of Counsel required by ITEM (3) thereof, if applicable; or

                           (F) if such Restricted Definitive Warrant is being transferred to the Company or any of its Subsidiaries, a certificate to the
                                    effect   set  forth  in  EXHIBIT  B  hereto,
                                    including the certifications in ITEM (3)(B) thereof;

         the Warrant Agent shall cancel the Restricted Definitive Warrant and increase or cause to be increased the amount of, in the case of CLAUSE
         (A) above, the appropriate Restricted Global Warrant, in the case of CLAUSE (B) above, the 144A Global Warrant, in the case of CLAUSE (C) above, the Regulation S Global Warrant, and in all other cases, the IAI Global Warrant.

                  (ii)     RESTRICTED    DEFINITIVE   WARRANTS   TO   BENEFICIAL
         INTERESTS IN UNRESTRICTED GLOBAL WARRANTS. A holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if the Warrant Registrar receives the following:

                           (A) if the holder of such Definitive Warrants proposes to exchange such Warrants for a
                                    beneficial   interest  in  the  Unrestricted
                                    Global Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM (1)(C) thereof; or

                           (B) if the holder of such Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Warrant, a certificate from such holder in the form of EXHIBIT B hereto, including the certifications in ITEM
                                    (4) thereof;

         and, in each such case set forth in this SUBPARAGRAPH (II), if the Warrant Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  Upon satisfaction of the conditions of any of the subparagraphs in this SECTION 3.5(D)(II), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Warrant.

                  (iii) UNRESTRICTED DEFINITIVE WARRANTS TO BENEFICIAL INTERESTS IN UNRESTRICTED GLOBAL WARRANTS. A holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a written request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the amount of one of the Unrestricted Global Warrants.

         If any such exchange or transfer from a Definitive Warrant to a beneficial interest is effected pursuant to SUBPARAGRAPHS (II)(B) or
         (III) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of a Warrant
         Countersignature Order in accordance with SECTION 3.2 hereof, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in the number equal to the number of beneficial interests of Definitive Warrants so transferred.

         (e) TRANSFER AND EXCHANGE OF DEFINITIVE WARRANTS FOR DEFINITIVE WARRANTS. Upon written request by a holder of Definitive Warrants and such holder's compliance with the provisions of this SECTION 3.5(E), the Warrant Registrar shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Warrant Registrar the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Registrar duly executed by such holder or by its attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this SECTION 3.5(E).

                  (i) RESTRICTED DEFINITIVE WARRANTS TO RESTRICTED DEFINITIVE WARRANTS. Any Restricted Definitive Warrant may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Registrar receives the following:

                           (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications in ITEM
                                    (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications in ITEM (2) thereof; or

                           (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of EXHIBIT B hereto, including the certifications, certificates and Opinion of Counsel required by ITEM (3) thereof, if applicable.

                  (ii) RESTRICTED DEFINITIVE WARRANTS TO UNRESTRICTED DEFINITIVE WARRANTS. Any Restricted Definitive Warrant may be exchanged by the holder thereof for an Unrestricted Definitive Warrant or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if the Warrant Registrar receives the following:

                           (A) if the holder of such Restricted Definitive Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such holder in the form of EXHIBIT C hereto, including the certifications in ITEM (1)(D) thereof; or

                           (B) if the holder of such Restricted Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of EXHIBIT B hereto, including the certifications in ITEM (4) thereof;

         and, in each such case set forth in this SUBPARAGRAPH (II), if the Warrant Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Warrant Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) UNRESTRICTED DEFINITIVE WARRANTS TO UNRESTRICTED DEFINITIVE WARRANTS. A holder of Unrestricted Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant. Upon receipt of a written request to register such a transfer, the Warrant Registrar shall register the Unrestricted Definitive Warrants pursuant to the instructions from the holder thereof.

         (f) LEGENDS. The following legends shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

                  (i)      PRIVATE PLACEMENT LEGEND.

                           (A) Except as permitted by SUBPARAGRAPH (B) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

         "THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

         THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES

         ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(K) (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES
         ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PURCHASERS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR
         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
         (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT OR TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE, BY ITS

         ACCEPTANCE  HEREOF  AGREES THAT IT WILL  DELIVER TO EACH PERSON TO WHOM
         THIS  SECURITY  OR  ANY  INTEREST   HEREIN  IS   TRANSFERRED  A  NOTICE
         SUBSTANTIALLY TO THE EFFECT OF THESE LEGENDS."

                           (B) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to SUBPARAGRAPHS (B)(IV), (C)(II),
                                    (C)(III),   (D)(II),  (D)(III),  (E)(II)  or
                                    (E)(III)  to  this   SECTION  3.5  (and  all
                                    Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) GLOBAL WARRANT LEGEND. Each Global Warrant shall bear a legend in substantially the following form:

         "THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION
         3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

                  (iii)    UNIT  LEGEND.   Each  Warrant  issued  prior  to  the
         Separation Date shall bear a legend in substantially the following form:

         "THIS SECURITY WAS INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF THE COMPANY'S 10.5% SENIOR SECURED NOTES DUE 2010 (THE "NOTES") AND ONE WARRANT TO PURCHASE 31.5024 SHARES OF THE COMPANY'S COMMON STOCK (THE "WARRANTS").

         PRIOR TO THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE DATE ON WHICH A REGISTRATION STATEMENT FOR A REGISTERED EXCHANGE OFFER WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (III) THE DATE ON WHICH A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE WARRANT SHARES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (IV) SUCH DATE AS JEFFERIES & COMPANY, INC. IN ITS SOLE DISCRETION SHALL DETERMINE, THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY AS, A UNIT."

                  (iii)    REGULATION   S  LEGEND.   Each   Warrant  that  is  a
         Registrable Security and issued pursuant to Regulation S shall bear the following legend on the face thereof:

         "THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND THE WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IN ORDER TO EXERCISE THIS WARRANT, THE HOLDER MUST FURNISH TO THE COMPANY AND THE WARRANT AGENT EITHER (A) A WRITTEN CERTIFICATION THAT IT IS NOT A U.S. PERSON AND THE WARRANT IS NOT BEING EXERCISED ON BEHALF OF A U.S. PERSON OR
         (B) A WRITTEN OPINION OF COUNSEL TO THE EFFECT THAT THE SECURITIES DELIVERED UPON EXERCISE OF THE WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR THAT THE DELIVERY OF SUCH SECURITIES IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS IN THIS LEGEND HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

         (g) CANCELLATION AND/OR ADJUSTMENT OF GLOBAL WARRANTS. At such time as all beneficial interests in a particular Global Warrant have been exercised or exchanged for Definitive Warrants or a particular Global Warrant has been exercised, redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with SECTION 3.8 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exercised or exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depositary at the direction of the Warrant Agent to reflect such increase.

         (h)      GENERAL PROVISIONS RELATING TO TRANSFERS AND EXCHANGES.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign Global Warrants and Definitive Warrants upon the Company's Warrant Countersignature Order or at the Warrant Registrar's request.

                  (ii) No service charge shall be made to a holder of a beneficial interest in a Global Warrant or to a holder of a Definitive Warrant for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                  (iii) All Global Warrants and Definitive Warrants issued upon any registration of transfer or exchange of Global Warrants or Definitive Warrants shall be the duly authorized, executed and issued warrants for Common Stock of the Company, not subject to any preemptive rights, and entitled to the same benefits under this Warrant Agreement, as the Global Warrants or Definitive Warrants surrendered upon such registration of transfer or exchange.

                  (iv) Prior to the due presentment for the registration of a transfer of any Warrant, the Warrant Agent and the Company may deem and treat the Person in whose name any Warrant is registered as the absolute owner of such Warrant for all purposes and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                  (v) The Warrant Agent shall countersign Global Warrants and Definitive Warrants in accordance with the provisions of SECTION
         3.2 hereof.

         (i) FACSIMILE SUBMISSIONS TO WARRANT AGENT. All certifications, certificates and Opinions of Counsel required to be submitted to the Warrant Registrar pursuant to this SECTION 3.5 to effect a registration of transfer or exchange may be submitted by facsimile, so long as an executed original will be subsequently delivered if requested by the Warrant Registrar.

         Notwithstanding anything herein to the contrary, as to any certificates and/or certifications delivered to the Warrant Registrar pursuant to this
SECTION 3.5, the Warrant Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of EXHIBITS B and C attached hereto. The Warrant Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates. As to any Opinions of Counsel delivered pursuant to this SECTION 3.5, the Warrant Registrar may rely upon, and be fully protected in relying upon, such opinions.

         3.6.     REPLACEMENT WARRANTS.

         If any mutilated Warrant is surrendered to the Warrant Agent or the Company and the Warrant Agent receives evidence to its satisfaction of the destruction, loss or theft of any Warrant, the Company shall issue and the
Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign a replacement Warrant if the Warrant Agent's requirements are met. If required by the Warrant Agent or the Company, an indemnity bond must be supplied by the holder that is sufficient in the judgment of the Warrant Agent and the Company to protect the Company, the Warrant Agent and any agent for purposes of the countersignature from any loss that any of them may suffer if a Warrant is replaced. The Company may charge for its expenses in replacing a Warrant.

         Every replacement Warrant is an additional warrant of the Company and shall be entitled to all of the benefits of this Warrant Agreement equally and proportionately with all other Warrants duly issued hereunder.

3.7.     TEMPORARY WARRANTS.

         Until certificates representing Warrants are ready for delivery, the Company may prepare and issue and the Warrant Agent, upon receipt of a Warrant Countersignature Order, shall countersign temporary Warrants. Temporary Warrants shall be substantially in the form of certificated Warrants but may have variations that the Company considers appropriate for temporary Warrants and that shall be reasonably acceptable to the Warrant Agent. Without unreasonable delay, the Company shall prepare and the Warrant Agent shall countersign definitive Warrants in exchange for temporary Warrants.

         Holders of temporary Warrants shall be entitled to all of the benefits of this Warrant Agreement.

3.8.     CANCELLATION.

         Subject to SECTION 3.5(G) hereof, the Company at any time may deliver Warrants to the Warrant Agent for cancellation. The Warrant Registrar shall forward to the Warrant Agent any Warrants surrendered to them for registration of transfer, exchange or exercise. The Warrant Agent and no one else shall cancel all Warrants surrendered for registration of transfer, exchange, exercise, replacement or cancellation and shall destroy canceled Warrants (subject to the record retention requirements of the Exchange Act). Certification of the destruction of all canceled Warrants shall be delivered to the Company. The Company may not issue new Warrants to replace Warrants that have been exercised or that have been delivered to the Warrant Agent for cancellation.

Section 4.        SEPARATION  OF  WARRANTS;   EXERCISE  OF  WARRANTS;  TERMS  OF
                  WARRANTS.

         (a) The Notes and Warrants will not be separately transferable until the Separation Date. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time during the period commencing on the opening of business on the first anniversary of the Closing Date until 5:00 p.m., New York City time on December 15, 2010 (the "EXERCISE PERIOD"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants upon payment of the aggregate Exercise Price for all Warrant Shares being purchased by such holder (i) in cash, by wire transfer or by certified or official bank check payable to the order of the Company, (ii) by tendering Notes having a principal amount at the time of tender equal to the aggregate Exercise Price then in effect for all Warrant Shares being purchased by such holder, (iii) by tendering Warrants as set forth below or (iv) any combination of cash, Notes or Warrants. Each holder may elect, upon exercise of its Warrants during the Exercise Period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder will receive such number of Warrant Shares as shall equal the product of (A) the number of Warrant Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (B) the Cashless Exercise Ratio. The "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the Market Value (as defined below) per share of Common Stock on the date of exercise minus the Exercise Price per share as of the date of exercise and the denominator of which is the Market Value per share on the date of exercise. Each Warrant not exercised prior to 5:00 p.m., New York City time, on December 15,

2010 (the "EXPIRATION DATE") shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. The Warrant Agent shall have no obligation to calculate the Cashless Exercise Ratio.

         The "MARKET VALUE" per share of Common Stock as of any date shall equal
(i) if Common Stock is primarily traded on a securities exchange, the last sale price of such Common Stock on such securities exchange on the trading day immediately prior to the date of determination, or if no sale occurred on such day, the mean among the closing "bid" and "asked" prices on such day, (ii) if the principal market for Common Stock is in the over-the-counter market, the closing sale price of such Common Stock on the trading day immediately prior to the date of the determination, as published by the National Association of Securities Dealers Automated Quotation System or similar organization, or if such price is not so published on such day, the mean among the closing "bid" and "asked" prices, if available, on such day, which prices may be obtained from any reputable pricing service, broker or dealer reasonably satisfactory to the Company, and (iii) if neither CLAUSE (I) nor CLAUSE (II) is applicable, the fair market value on the date of determination of Common Stock as determined in good faith by the Board of Directors of the Company.

         (b) In the event that the closing sale price of the Common Stock on a securities exchange or in the over-the-counter market exceeds 150% of the Exercise Price for a period of at least twenty (20) trading days out of any consecutive thirty (30) day trading period at any time during the Exercise Period, all Warrants shall be required to be, and shall be deemed, without any further action by the Company or any holder of a Warrant, exercised (the "MANDATORY CONVERSION"). In the event of a Mandatory Conversion, the Company will deliver an Officer's Certificate certifying as to the date of such Mandatory Conversion, the conversion rate and the number of Warrant Shares to be issued, and the Warrant Agent will effect such exercise (with or without compliance by the holders with CLAUSE (C) below) by delivering Warrant Shares to holders of record on a net basis, such that, without the exchange of any funds, each holder will receive such number of Warrant Shares as shall equal the product of (A) the number of Warrant Shares for which such Warrant held by the holder is exercisable as of the date of the Mandatory Conversion (if the Exercise Price were being paid in cash) and (B) the Cashless Exercise Ratio (which shall be determined in good faith by the Company). If any fraction of a Warrant Share would be issuable in the event of a Mandatory Conversion, pursuant to SECTION 9 hereof, the Company shall calculate the amount in cash equal to the Fair Market Value per Warrant Share and pay such amount, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent. Immediately following a Mandatory Conversion, all Warrant Certificate and Global Warrants shall be automatically cancelled. (c) In order to exercise all or any of the Warrants represented by a Warrant Certificate pursuant to SECTION 4(A) hereof, (i) in the case of a Definitive Warrant, the holder thereof must surrender upon exercise the Warrant Certificate to the Company at the corporate trust office of the Warrant Agent set forth in SECTION 17 hereof, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Participant whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global

Warrant and (iii) in the case of interests in both Global Warrants and Definitive Warrants, the holder thereof or the Participant, as applicable, shall deliver to the Company at the corporate trust office of the Warrant Agent the form of election to purchase on the reverse thereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and shall provide payment to the Warrant Agent for the account of the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made in accordance with SECTION 4(A) hereof.

         (d) Subject to the provisions of SECTION 5 hereof, upon compliance with CLAUSES (B) and (C) above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or to the written order of the holder and in such name or names as the holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash as provided in SECTION 9 hereof; PROVIDED that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company or its subsidiaries as described in SECTION 8(K) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the aggregate Exercise Price in accordance with SECTION 4(B) above, the Company shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in SECTION 9 hereof. All certificates in this SECTION 4(D) shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the applicable Exercise Price.

         (e) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the holder, and shall deliver or cause to be delivered the new Warrant Certificate to the Person or Persons entitled to receive the same. Each Global Warrant will represent such of the outstanding Warrants as will be specified therein and each shall provide that it represents the aggregate number of outstanding Warrants from time to time endorsed thereon and that the aggregate number of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and exercises. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the aggregate number of outstanding Warrants represented thereby will be made by the Warrant Agent, in accordance with instructions given by the holder or Participant thereof as required by SECTION 3.5 hereof.

         (f) All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. All cancelled Warrant Certificates shall then be cancelled as provided in SECTION 3.8. The Warrant Agent shall report promptly but, in no event later than two Business

Days, to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         (g) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders of Warrants during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

Section 5.        PAYMENT OF TAXES.

         The Company shall pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; PROVIDED that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 6.        RESERVATION OF WARRANT SHARES; REGISTRATION OF WARRANT SHARES.

         (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and/or the authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         (b) The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will promptly notify the Warrant Agent of every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company shall supply such Transfer Agent with duly executed certificates for such purposes and shall provide or otherwise make available any cash which may be payable as provided in SECTION 9 hereof. The Company shall furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to SECTION 11 hereof.

         (c) Before or concurrently with taking any action which would cause an adjustment pursuant to SECTION 8 hereof to reduce the Exercise Price below the then par value (if any) of the

Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         (d) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants shall, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

Section 7.        OBTAINING STOCK EXCHANGE LISTINGS.

         The Company shall from time to time take all action which may be reasonably necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on a principal securities exchange, automated quotation system or other market within the United States of America, if any, on which other shares of Common Stock are then listed, if any.

Section 8.        ADJUSTMENT  OF  EXERCISE  PRICE AND NUMBER OF  WARRANT  SHARES
                  ISSUABLE.

         The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the occurrence of the events enumerated in this SECTION 8. Notwithstanding anything to the contrary in this Agreement, in no event shall the Exercise Price be less than the lower of the par value of the Common Stock or $0.01 per share of Common Stock. For purposes of this SECTION 8, "COMMON STOCK" means shares now or hereafter authorized of any class of common shares of the Company however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

         In addition to the adjustments required under this SECTION 8, the Company may, at any time reduce the Exercise Price to any amount greater than or equal to $0.01 per share for any period of time (but not less than 20 Business
Days) deemed appropriate by the Board of Directors of the Company.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company (i) pays a dividend or makes a distribution on its Common Stock payable in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Exercise Price in effect immediately prior to such action shall, subject to the second sentence of the first paragraph of this SECTION 8, be proportionately adjusted so that the holder of any then outstanding Warrant exercised after such action may receive the aggregate number and kind of shares of capital stock of the Company which such holder would have owned immediately following such action assuming the exercise of such Warrant immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment pursuant to CLAUSE (V) above, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine, in good faith, the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall after such action be subject to adjustment on terms comparable to those applicable to Common Stock in this SECTION 8. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) ADJUSTMENT FOR RIGHTS ISSUE. If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 45 days after the record date set forth below to subscribe for shares of Common Stock or securities convertible into, or exchangeable or exercisable for, shares of Common Stock, in either case, at a price per share less than the Fair Market Value (as defined in SUBSECTION (G) of this SECTION 8) per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:



                                               O        +        N X P
                                                                 -----
                  E'    =     E       x                            M
                                               ------------------------
                                                           O + N

where:

                  E'    =     the adjusted Exercise Price.
                  E     =     the current Exercise Price.
                  O     =     the number of shares of Common Stock
                              outstanding on the record date.
                  N     =     the number of additional shares of Common Stock
                              issued pursuant to such rights, options or
                              warrants.
                  P     =     the price per share of the additional shares.
                  M     =     the Fair Market Value per share of Common Stock on
                              the record date.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to all holders of its Common Stock any of its assets (including cash), debt securities, preferred stock or any rights or warrants to purchase assets (including cash), debt securities, preferred stock or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                  E'     =    E       x        M         -          F
                                               ----------------------
                                                         M

where:

                  E'     =    the adjusted Exercise Price.
                  E      =    the current Exercise Price.
                  M      =    the Fair Market Value per share of Common
                              Stock on the record date mentioned below.
                  F      =    the fair  market  value on the record date
                              of the debt securities, preferred stock, assets, securities, rights or warrants to be distributed in respect of one share of Common Stock as determined in good faith by the Board of Directors of the Company.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This SECTION 8(C) shall not apply to cash dividends or other cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. In addition, this SECTION 8(C) shall not apply to rights, options or warrants referred to in SECTION 8(B) hereof.

         (d)      ADJUSTMENT FOR COMMON STOCK ISSUE.

                  (i) If the Company issues shares of Common Stock for a consideration per share less than the Fair Market Value per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                                                P
                                                               ---
                  E'    =     E       x        O        +       M
                                               -------------------
                                                        A

where:

                  E'    =     the adjusted Exercise Price.
                  E     =     the then current Exercise Price.
                  O     =     the number of shares outstanding immediately
                              prior to the issuance of such additional shares.
                  P     =     the aggregate consideration received for the
                              issuance of such additional shares.

                  M     =     the Fair Market Value per share on the date of
                              issuance of such additional shares.
                  A     =     the number of shares outstanding immediately
                              after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

                  (ii)     This SECTION 8(D) shall not apply to:

                  (1)      any of the transactions described in SUBSECTIONS (A),
         (B) and (C) of this SECTION 8,

                  (2)      the exercise of Warrants,

                  (3) the conversion, exchange or exercise of securities outstanding as of the date hereof and convertible into or exchangeable or exercisable for Common Stock or other securities and the issuance of any securities which requires an adjustment to be made under SECTION 8(E) or does not require an adjustment pursuant to the last two paragraphs of SECTION 8(E),

                  (4) the issuance of Common Stock (and warrants or options exercisable therefore) to employees, officers, consultants or directors of the Company or its subsidiaries under bona fide employee benefit plans or otherwise by written agreement adopted by the Board of Directors and approved when required by law by the holders of Common Stock, if such Common Stock would otherwise be covered by this SECTION 8(D) (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 25% of the Common Stock outstanding at the time of the adoption of any such plan or written agreement),

                  (5) the issuance of Common Stock to shareholders or equity holders of any Person that merges with or into the Company, or with or into any subsidiary of the Company, in proportion to such shareholders' or equity holders' stock or equity holdings of such Person immediately prior to such merger, in connection with such merger; PROVIDED that if such Person is an Affiliate of the Company and any such transaction or series of transactions has an aggregate value of $1,000,000 or more, the Board of Directors, including a majority of the independent directors, shall have determined that the consideration received by the Company in such merger is fair to the Company from a financial point of view; provided further that if the Board of Directors shall not include at least one independent director who was appointed, nominated or designated to the Board of Directors other than through any right of appointment, nomination or designation by an Affiliate of the Company, the Company shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm which is not an Affiliate of the Company to the effect that the consideration received by the Company in such merger is fair to the Company from a financial point of view,

                  (6) the issuance of securities upon the conversion, exchange or exercise of other securities, warrants, options or similar rights if the effective conversion, exchange or exercise price is not less than the Fair Market Value per share of such security at the time the security, warrant, option or right so converted, exchanged or exercised was issued or granted, or

                  (7) the issuance of shares of Common Stock pursuant to rights, options or warrants which were originally issued in a Non-Affiliate Sale (as defined below) together with one or more other securities as part of a unit at a price per unit.

         (e) ADJUSTMENT FOR CONVERTIBLE SECURITIES ISSUE. If the Company issues any securities convertible into or exchangeable or exercisable for Common Stock (other than securities issued in transactions described in SUBSECTIONS
(A), (B) and (C) of this SECTION 8 or excluded from the application of Section 8(d) pursuant to clause (ii) of Section 8(d)) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such securities less than the Fair Market Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with the formula:

                                                                P
                                                               ---
                  E'    =     E           x         O    +      M
                                                    --------------
                                                    O    +      D

where:

                  E'    =     the adjusted Exercise Price.
                  E     =     the then current Exercise Price.
                  O     =     the number of shares outstanding immediately
                              prior to the issuance of such securities.
                  P     =     the aggregate consideration received for the
                              issuance of such securities.
                  M     =     the Fair Market Value per share on the date of
                              issuance of such securities.
                  D     =     the maximum number of shares deliverable upon
                              conversion or in exchange for such securities at the initial conversion, exchange or exercise rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion, exchange or exercise of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such securities.

         This SUBSECTION (E) shall not apply to warrants or other convertible securities issued to shareholders, debt holders or equity holders of any Person that merges with or into the Company, or with or into any subsidiary of the Company, in proportion to such shareholders', debt holders' or equity holders' stock, debt or equity holdings of such Person immediately prior to such merger, in connection with such merger, PROVIDED that if such Person is an Affiliate of the Company, the Board of Directors, including a majority of the independent directors, shall have determined that the consideration received by the Company in such merger is fair to the Company from a financial point of view; PROVIDED further that if the Board of Directors shall not include at least one Disinterested Director (as defined in SECTION 8(G) below), the Company shall have obtained a fairness opinion from a nationally recognized investment banking, appraisal or valuation firm which is not an Affiliate of the Company to the effect that the consideration received by the Company in such merger is fair to the Company from a financial point of view.

         (f)      CONSIDERATION   RECEIVED.  For  purposes  of  any  computation
respecting  consideration  received  pursuant to SUBSECTIONS (D) and (E) of this
SECTION 8, the following shall apply:

                  (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, PROVIDED that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                  (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive and non-appealable, and described in a resolution of the Board of Directors which shall be filed with the Warrant Agent;

                  (3) in the case of the issuance of securities convertible into or exchangeable or exercisable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in CLAUSES
         (1) and (2) of this SUBSECTION (F)); and

                  (4) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit at a price per unit, the consideration shall be deemed to be the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and non-appealable and described in a resolution of the Board of Directors which shall be filed with the Warrant Agent plus the additional consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in CLAUSES (1) and (2) of this SUBSECTION (F)).

         (g) FAIR MARKET VALUE. For purposes of SECTIONS 8 (B), (C), (D) and (E) hereof, the "FAIR MARKET VALUE" per share of Common Stock at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "NON-AFFILIATE SALE"), the price per security at which such security is sold and (2) in connection with any sale by the Company to an Affiliate of the Company, (A) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination and (B), if CLAUSE (A) is not applicable, the fair market value of such security determined in good faith by (i) a majority of the Board of Directors of the Company, including a majority of the Disinterested Directors, and approved in a Board resolution delivered to the Warrant Agent or (ii) a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by the Board of Directors or such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded.

         For purposes of this SECTION 8(G), "DISINTERESTED DIRECTOR" means, in connection with any issuance of securities that gives rise to a determination of the Fair Market Value thereof, each member of the Board of Directors who is not an officer, employee, director or other Affiliate of the party to whom the Company is proposing to issue the securities giving rise to such determination.

         For purposes of this SECTION 8(G), "AFFILIATE" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director or officer of such specified Person. For purposes of this definition "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

         (h) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this SECTION 8 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be, it being understood that no such rounding shall be made under SECTION 8(P).

         (i) WHEN NO ADJUSTMENT REQUIRED. With respect to Warrants of any holder, no adjustment need be made for a transaction referred to SECTION 8(A),
(B), (C), (D), (E) or (F) hereof, if such holder is to participate (without being required to exercise its Warrants) in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest, (ii) a change in the par value or no par value of the Common Stock or (iii) that would result in the Exercise Price being less than the par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (j) NOTICE OF ADJUSTMENT. Whenever the Exercise Price is adjusted, the Company shall provide the notices required by SECTION 11 hereof.

         (k) REORGANIZATION OF COMPANY. Immediately after the date hereof, if the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately prior to the consummation of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into (i) a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this SECTION 8(K) and (ii) a supplement to the Equity Registration Rights Agreement providing for the assumption of the Company's obligations thereunder. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement and Equity Registration Rights Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, such issuer shall join in the supplemental Warrant Agreement and Equity Registration Rights Agreement. If this SECTION 8(K) shall be applicable, SECTIONS 8(A), (B),
(C), (D), (e) and (F) hereof shall not be applicable.

         (l)      COMPANY   DETERMINATION  FINAL.  Any  determination  that  the
Company or the Board of Directors must make pursuant to SECTION 8(A),  (C), (D),
(E), (F), (G), (H) or (I) hereof is conclusive and non-appealable.

         (m) WARRANT AGENT'S DISCLAIMERS. The Warrant Agent shall have no duty to determine when an adjustment under this SECTION 8 should be made, how it should be made or what it should be. The Warrant Agent shall have no duty to determine whether a supplemental warrant agreement under SECTION 8(K) need be entered into or whether any provisions of a supplemental warrant agreement under
SECTION 8(K) hereof are correct. The Warrant Agent shall not be responsible for the Company's failure to comply with SECTION 8.

         (n) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this SECTION 8 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to SECTION 11 hereof; PROVIDED that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (o) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to this SECTION 8, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                              N'       =        N        x        E
                                                                  --
                                                                  E'
where:

                  N'    =     the adjusted number of Warrant Shares issuable
                              upon exercise of a Warrant by payment of the
                              adjusted Exercise Price.
                  N     =     the number or Warrant Shares previously issuable
                              upon exercise of a Warrant by payment of the
                              Exercise Price prior to adjustment.
                  E'    =     the adjusted Exercise Price.
                  E     =     the Exercise Price prior to adjustment.

         (p) FORM OF WARRANTS. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

Section 9.        FRACTIONAL INTERESTS.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this SECTION 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall calculate the amount in cash equal to the Fair Market Value per Warrant Share and pay such amount, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

Section 10.       LIQUIDATED DAMAGEs.

         (a) The Company acknowledges and agree that the holders of the Warrants will suffer damages if the Company fails to fulfill its obligations under the Equity Registration Rights Agreement and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees that if:

                  (i) the registration statement required to be filed by the Equity Registration Rights Agreement is not declared effective on or prior to the 240th day following the issue date of the Warrants or, if that day is not a Business Day, the next day that is a Business Day; or

                  (ii) the registration statement required to by filed by the Equity Registration Rights Agreement does not remain continuously effective for the Effectiveness Period (subject to any Delay Periods), in each case as defined in the Equity Registration Rights Agreement,

(each such event referred to in clauses (i) and (ii) a "REGISTRATION DEFAULT"), liquidated damages in the form of cash payments ("LIQUIDATED DAMAGES") will be due and payable on the affected Warrants. The rate of Liquidated Damages will be $0.63 per Warrant for the first 90-day period immediately following the occurrence of a Registration Default, increasing by an additional $0.63 per Warrant with respect to each subsequent 90-day period up to a maximum amount of additional interest of $2.52 per Warrant, from and including the date on which any such Registration Default shall occur to, but excluding, the earlier of (1) the date on which all Registration Defaults have been cured or (2) the date on which all the Warrants otherwise become freely transferable by Holders other than affiliates of the Issuer without further registration under the Securities Act.

         Notwithstanding the foregoing, (1) the amount of Liquidated Damages payable shall not increase by more than the foregoing rates if more than one Registration Default has occurred and is pending and (2) a holder of Warrants who is not entitled to the benefits of such registration statement (I.E., such holder has not elected to include information) shall not be entitled to Liquidated Damages with respect to a Registration Default.

         (b) So long as Warrants remain outstanding, the Company shall notify the Warrant Agent and DTC within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid. Any amounts of Liquidated Damages due with respect to the Warrants pursuant to clauses (a)(i) or (a)(ii) of this SECTION 10 will be payable to Persons who are registered holders of Warrants at the close of business on each June 1 and December 1, in cash semi-annually on each June 15 and December 15 (each a "DAMAGES PAYMENT DATE"), commencing with the first such date occurring after any such Liquidated Damages commence to accrue. If the Company is required make a payment of Liquidated Damages in accordance with the preceding sentence, the Company shall deposit such amounts of Liquidated Damages with the Warrant Agent, as paying agent with respect to the Warrants, and payment of Liquidated Damages may be made by check mailed to the holders of Warrants at their addresses set forth in the register of holders; PROVIDED that payment by wire transfer of immediately available funds will be required with respect to Liquidated Damages on all Global Warrants and any other Warrants the holders of which will have provided wire transfer instructions to the Warrant Agent at least two Business Days prior to the payment date.

Section 11.       NOTICES TO WARRANT HOLDERS.

         (a) Upon any adjustment of the Exercise Price pursuant to SECTION 8 hereof, the Company shall promptly thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause, at the Company's expense, to be given to each of the registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
SECTION 11.

         (b)      In the event:

                  (i) that the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

                  (ii) that the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles or dividends payable in shares of Common Stock or distributions);

                  (iii) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer by the Company for shares of Common Stock;

                  (iv)     of  the   voluntary   or   involuntary   dissolution,
         liquidation or winding up of the Company; or

                  (v) that the Company proposes to take any action (other than actions of the character described in SECTION 8(A) hereof) which would require an adjustment of the Exercise Price pursuant to SECTION 8 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall, at the Company's expense, cause to be given to each registered holder of Warrants at the address appearing on the Warrant register, at least 10 days prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this SECTION 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

Section 12.       MERGER, CONSOLIDATION OR CHANGE OF NAME OF WARRANT AGENT.

         (a) Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         (b) In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

Section 13.       WARRANT AGENT.

         The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

         (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise specifically provided.

         (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

         (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel. The Warrant Agent shall not be liable for any error of judgment made in good faith by any officer within its corporate trust department or a person performing similar functions, unless it is proved that the Warrant Agent was grossly negligent in ascertaining the pertinent facts. The Warrant Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a written direction received by it pursuant to this Agreement or which it reasonably believes to be authorized or within its rights or powers under this Agreement. The Warrant Agent may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care. The duties of the Warrant Agent shall be determined solely by the express provisions of this Agreement and the Warrant Agent need perform only those duties as are specifically set forth in this Agreement and no covenants or obligations shall be implied in or read into this Agreement against the Warrant Agent. The permissive right of the Warrant Agent to take any action under this Agreement shall not be construed as a duty to so act.

         (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken or not taken in reliance on any Warrant Certificate, notice, resolution, waiver, statement, instrument, opinion, report, request, direction, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be bound to make any investigation into the facts or matters stated in any such Warrant Certificate, certificate of shares or other evidence of indebtedness, notice, resolution, waiver, statement, instrument, opinion, report, request, direction, consent, order, certificate or other paper or document.

         (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement (including reasonable fees and expenses of counsel). The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Agreement against the Company and defending itself against any claim (whether asserted by the Company or any holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense; PROVIDED that any settlement of a claim shall be approved in writing by the Warrant Agent, which approval shall not be unreasonably withheld, conditional or delayed. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed. The rights, privileges, protections, immunities and benefits given to the Warrant Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Warrant Agent in each of its capacities hereunder, including the Warrant Agent's officers, directors, agents and employees, and each agent, custodian and other person employed to act hereunder.

         (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

         (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

         (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent makes no representation as to, and shall not be accountable with respect to, the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

         (j) The Warrant Agent shall not be required to risk or expend its own funds or otherwise incur any liability (financial or otherwise) on the performance of its obligations and duties hereunder. The Warrant Agent shall not be required to give any bond or surety in respect of the performance or exercise of its powers or duties hereunder.

         (k) The obligations of the Company under this Section 13 shall survive the exercise and the expiration of the Warrant Certificates or the resignation and removal of the Warrant Agent.

         (l) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates. Money and assets held by the Warrant Agent need not be segregated from other funds or assets held by the Warrant Agent except to the extent required by law.

         (m) No Warrant Agent under this Agreement shall be personally liable for any action or omission of any predecessor or successor Warrant Agent.

         (n) As a condition to taking any action requested by the Company under this Agreement, the Warrant Agent may request an Opinion of Counsel and a certificate of an Officer of the Company to the effect that the requested action complies with the applicable provisions of this Agreement.

         (o) The Warrant Agent and the Warrant Registrar shall not be responsible for the computation of any amounts under this Agreement, including, without limitation, any adjustment to the Exercise Price or any amount to be paid in respect of any fractional share. The Warrant Agent and the Warrant Registrar shall not be responsible for determining whether any Liquidated Damages are due or calculating the amount of any Liquidated Damages.

         (p) Whether or not therein expressly so provided, every provision of this Agreement that in any way relates to the Warrant Agent is subject to the provisions of this SECTION 13.

Section 14.       CHANGE OF WARRANT AGENT.

         If the Warrant Agent shall resign or become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the resigning or incapable Warrant Agent or the registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the

Company. The holders of a majority of the unexercised Warrants, by written notice to the Warrant Agent and the Company, shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; PROVIDED that the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose upon written request therefor. Failure to give any notice provided for in this
SECTION 14, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

Section 15.       REPORTS.

         (a) The Company agrees with each holder, for so long as any Warrants remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any holder, to such holder or beneficial owner of Warrants in connection with any sale thereof and any prospective purchaser of such Warrants designated by such holder or beneficial owner, the information required by Rule 144(A)(d)(4) under the Act in order to permit resales of such Warrants pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Warrants pursuant to Rule 144A.

         (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this SECTION 15. Any such delivery shall be on the instructions of and at the expense of the Company.

Section 16.       CUSIP NUMBERS.

         A "CUSIP" number shall be printed on the Warrants, and the Warrant Agent shall use the CUSIP number in notices purchase or exercise as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Warrants and that reliance may be placed only on the other identification numbers printed on the Warrants. The Company shall promptly notify the Warrant Agent of any change in the CUSIP number.

Section 17.       NOTICES TO COMPANY AND WARRANT AGENT.

         Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on the Company shall be sufficiently given or made when received if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

                                National Coal Corp.
                                8915 George Williams Road
                                Knoxville, TN  37923
                                Attention:  General Counsel

         With a copy to:

                                Mayer, Brown, Rowe & Maw LLP
                                71 S. Wacker Drive
                                Chicago, IL  60606
                                Facsimile No.: (312) 706-8157
                                Attention: James Junewicz

         In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Warrant Agent.

         Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when received if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent at its corporate trust office as follows:

                                Wells Fargo Bank, National Association
                                213 Court Street
                                Suite 703
                                Middletown, CT 06457
                                Facsimile No.: (860) 704-6219
                                Attention: Joseph O'Donnell

         Any notice or communication to a registered holder of Warrants will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address appearing on the Warrant register. Failure to mail a notice or communication to such a holder or any defect in it will not affect its sufficiency with respect to other such holders.

Section 18.       SUPPLEMENTS AND AMENDMENTS.

         The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of Warrants. In formulating its opinion on such matters, the Warrant Agent shall be entitled to request, and shall be justified in relying on, an Opinion of Counsel or such other evidence as it deems appropriate. Any amendment or supplement to this Agreement that has a materially adverse effect on the interests of the holders of Warrants shall require the written consent of the holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates). The consent of each holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement).

Section 19.       SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 20.       TERMINATION.

         This Agreement shall terminate at 5:00 p.m., New York City time on December 15, 2010. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised. The provisions of
SECTION 13 shall survive such termination.

Section 21.       GOVERNING LAW.

         (a) This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

         (b) Each of the parties hereto irrevocably consents to the non-exclusive jurisdiction of Supreme Court of New York, New York county and the United States District Court for the Southern District of New York, New York county and waives trial by jury in any action or proceeding with respect to this Agreement.

Section 22.       BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants.

Section 23.       COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                NATIONAL COAL CORP.


                                By:      /s/ Jon E. Nix
                                      ------------------------------------------
                                      Name:  Jon E. Nix
                                      Title: CEO



                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Warrant Agent


                                By:      /s/ Jane Y. Schweiger
                                      ------------------------------------------
                                      Name:  Jane Y. Schweiger
                                      Title: Vice President

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]


THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO REGISTRATION.

THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS A NON-U.S. PURCHASER AND IS ACQUIRING THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(K) (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY
BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PURCHASERS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE FOR ITS OWN

ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S, OR TRANSFER AGENT'S, AS APPLICABLE, RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT OR TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

THIS SECURITY WAS INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS (THE "UNITS"), EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF THE COMPANY'S 10.5% SENIOR SECURED NOTES DUE 2010 (THE "NOTES") AND ONE WARRANT TO PURCHASE
31.5024 SHARES OF THE COMPANY'S COMMON STOCK (THE "WARRANTS").

PRIOR TO THE EARLIEST TO OCCUR OF (I) 180 DAYS AFTER THE CLOSING OF THE OFFERING OF THE UNITS, (II) THE DATE ON WHICH A REGISTRATION STATEMENT FOR A REGISTERED EXCHANGE OFFER WITH RESPECT TO THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (III) THE DATE ON WHICH A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE WARRANT SHARES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND
(IV) SUCH DATE AS JEFFERIES & COMPANY, INC. IN ITS SOLE DISCRETION SHALL DETERMINE, THE SECURITY EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED ONLY AS, A UNIT.

THE  HOLDER OF THIS  SECURITY  AND THE  WARRANT  SHARES  TO BE  ISSUED  UPON ITS
EXERCISE, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE HOLDER OF THIS SECURITY AND THE WARRANT SHARES TO BE ISSUED UPON ITS EXERCISE, BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR ANY INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THESE LEGENDS.

THIS GLOBAL WARRANT IS HELD BY THE DEPOSITARY (AS DEFINED IN THE WARRANT AGREEMENT GOVERNING THIS WARRANT) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT

THAT (I) THE WARRANT AGENT MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 3.5 OF THE WARRANT AGREEMENT, (II) THIS GLOBAL WARRANT MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 3.5(a) OF THE WARRANT AGREEMENT, (III) THIS GLOBAL WARRANT MAY BE DELIVERED TO THE WARRANT AGENT FOR CANCELLATION PURSUANT TO SECTION 3.8 OF THE WARRANT AGREEMENT AND (IV) THIS GLOBAL WARRANT MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                               NATIONAL COAL CORP.

                               WARRANT CERTIFICATE

CUSIP No.
No. Warrants

         This Warrant Certificate certifies that Cede & Co., or its registered assigns, is the registered holder of [ _____ ] Warrants expiring December 15, 2010 (the "WARRANTS") to purchase shares of common stock, par value $0.0001 (the "COMMON STOCK"), of National Coal Corp., a Florida corporation (the "COMPANY"). Each Warrant entitles the registered holder upon exercise at any time until 5:00 p.m. New York City Time on December 15, 2010 to receive from the Company [ ___ ] fully paid and nonassessable shares of Common Stock (the "WARRANT SHARES") at the initial exercise price (the "EXERCISE PRICE") of $8.50 per share payable upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent (as hereinafter defined), but only subject to the conditions set forth herein and in the Warrant Agreement (as hereinafter defined) referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         No Warrant may be exercised after 5:00 p.m., New York City Time on December 15, 2010. To the extent not exercised by such time, any such Warrant shall become void.

         Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

         This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

                                * * * * * * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed below.

DATED:

                                NATIONAL COAL CORP.


                                By:
                                   ---------------------------------------------
                                     Name:
                                     Title:



Countersigned:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Warrant Agent


By:_____________________________________
     Authorized Signature

                        [Reverse of Warrant Certificate]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m. New York City time on December 15, 2010 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of December 29, 2005 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to Wells Fargo Bank, National Association, as the initial warrant agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         Warrants may be exercised at any time on or before 5:00 p.m. New York City time on December 15, 2010. In order to exercise all or any of the Warrants represented by this Warrant Certificate, the holder must deliver to the Warrant Agent at its corporate trust office set forth in Section 17 of the Warrant Agreement this Warrant Certificate and the form of election to purchase on the reverse hereof duly completed and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant. In addition, if certain events set forth in the Warrant Agreement occur, this Warrant will be exercised without any further action on the part of the holder.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted; provided that no adjustment may be made that reduces the Exercise Price below the par value of the Common Stock. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         The Company has agreed pursuant to an Equity Registration Rights Agreement dated as of December 29, 2005 between the Company and the Initial Purchaser (the "EQUITY REGISTRATION RIGHTS AGREEMENT") to file a shelf registration statement covering resales of the Warrants and Warrant Shares and to use commercially reasonable efforts to have that resale registration statement declared effective within 240 days of the issue date, and to keep the resale registration statement effective for two years following the effective date of the registration statement (unless the securities are sold earlier or cease to be restricted securities).

         Warrant Certificates, when surrendered at the corporate trust office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the corporate trust office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Each holder, by its acceptance of this Warrant, agrees to be bound by the terms of the Warrant Agreement and the Equity Registration Rights Agreement, and all such replacements thereof, and each holder hereby authorizes the Warrant Agent to bind the holders to the extent provided in the Warrant Agreement.

         The Company and the Warrant Agent may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to the order of NATIONAL COAL CORP., [cash] [Warrants] [Notes] equal [in fair market value] [in principal amount] to $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _______________, whose address is __________________ and that such shares be delivered to ___________, whose address is ____________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ______________________, whose address is ____________________, and that such
Warrant Certificate be delivered to whose address is __________________________.


                                    ____________________________________
                                    Signature




Date:

                                    ____________________________________
                                    Signature Guaranteed


Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, Stamp, all in accordance with the Securities Exchange Act of 1934, as amended.

                               NATIONAL COAL CORP.

                             COUNTERSIGNATURE ORDER



Wells Fargo Bank, National Association
213 Court Street
Suite 703
Middletown, CT 06457


                  Re:    55,000 WARRANTS TO PURCHASE COMMON STOCK

Ladies and Gentlemen:

                  Pursuant to Section 3.2 of the Warrant Agreement dated as the date hereof (the "Warrant Agreement"), among National Coal Corp., a Florida corporation (the "Company"), and Wells Fargo Bank, National Association, as warrant agent (the "Warrant Agent"), relating to the Company's 55,000 Warrants (as defined in the Warrant Agreement) to purchase its Common Stock (as defined in the Warrant Agreement), you are hereby directed (i) to countersign on December 29, 2005, in the manner provided in the Warrant Agreement, the Warrants, heretofore duly executed by a proper officer of the Company and delivered to you as provided in the Warrant Agreement, (ii) to deliver such countersigned Warrants in the denominations and registered in the names heretofore requested by Jefferies & Company, Inc. and (iii) to hold the certificates representing the Warrants, as custodian for The Depository Trust Company.


                                    Very truly yours,

                                    NATIONAL COAL CORP.



                                    By:   ______________________________________
                                          Name:
                                          Title:

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

National Coal Corp.
8915 George Williams Road
Knoxville, TN  37923

Wells Fargo Bank, National Association
213 Court Street
Suite 703
Middletown, CT 06457



         Re:      Warrants

         Reference is hereby made to the Warrant Agreement, dated as of December 29, 2005 (the "WARRANT Agreement"), between National Coal Corp., as issuer (the "COMPANY"), and Wells Fargo Bank, National Association, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

         ___________________, (the "TRANSFEROR") owns and proposes to transfer the ___________ Warrant[s] or interest in such Warrant[s] specified in Annex A hereto (the "TRANSFER"), to ________________________ (the "TRANSFEREE"), as further specified in ANNEX A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

         1. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

         2. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO REGULATION S.

The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial
Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

         3. |_| CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL WARRANT OR A DEFINITIVE WARRANT PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                  (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

                  (b) |_| such Transfer is being effected to the Company or a subsidiary thereof or

                  (c) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of EXHIBIT D to the Warrant Agreement and (2) if the Company requests, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI

         Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

         4. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT OR OF AN UNRESTRICTED DEFINITIVE WARRANT.

                  (a) |_| CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                  (b)      |_| CHECK IF TRANSFER IS  PURSUANT TO  REGULATION  S.
         (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                  (c)      |_| CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION.
         (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                          [Insert Name of Transferor]


                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:






Dated:  _____________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

5.       The Transferor owns and proposes to transfer the following:

         [CHECK ONE OF (a) OR (b)]

         (a)      |_| a beneficial interest in the:

                  (i)      |_| 144A Global Warrant, or
                  (ii)     |_| Regulation S Global Warrant, or
                  (iii)    |_| IAI Global Warrant, or

         (b)      |_| a Restricted Definitive Warrant.

6.       After the Transfer the Transferee will hold:

         [CHECK ONE]

         (a)      |_| a beneficial interest in the:

                  (i)      |_| 144A Global Warrant, or
                  (ii)     |_| Regulation S Global Warrant, or
                  (iii)    |_| Unrestricted Global Warrant; or
                  (iv)     |_| Regulation S Global Warrant; or

         (b)      |_| a Restricted Definitive Warrant; or

         (c)      |_| an Unrestricted Definitive Warrant,

         in accordance with the terms of the Warrant Agreement.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

National Coal Corp.
8915 George Williams Road
Knoxville, TN  37923

Wells Fargo Bank, National Association
213 Court Street
Suite 703
Middletown, CT 06457


         Re:      Warrants

                              (CUSIP ____________)

         Reference is hereby made to the Warrant Agreement, dated as of December 29, 2005 (the "WARRANT Agreement"), between National Coal Corp., as issuer (the "COMPANY"), and Wells Fargo Bank, National Association, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

         __________________________, (the "OWNER") owns and proposes to exchange
________________ Warrant[s] or interest in such Warrant[s] specified herein (the "EXCHANGE"). In connection with the Exchange, the Owner hereby certifies that:

         1. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL WARRANT FOR UNRESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL WARRANT.

                  (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT TO UNRESTRICTED DEFINITIVE

         WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO UNRESTRICTED DEFINITIVE WARRANT. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted
         Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive
         Warrants and pursuant to and in  accordance  with the  Securities  Act,
         (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. EXCHANGE OF RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS FOR RESTRICTED DEFINITIVE WARRANTS OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL WARRANTS.

                  (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN ARESTRICTED GLOBAL WARRANT TO RESTRICTED DEFINITIVE WARRANT. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Warrant Agreement and the Securities Act.

                  (b) |_| CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE WARRANT TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL WARRANT. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] |_| 144A Global Warrant, |_| Regulation S Global Warrant, |_| IAI Global Warrant in a number equal to the number of beneficial interests exchanged, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                          [Insert Name of Transferor]


                                          By:
                                             -----------------------------------
                                               Name:
                                               Title:






Date: _______________________

                                    EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

National Coal Corp.
8915 George Williams Road
Knoxville, TN  37923

Wells Fargo Bank, National Association
213 Court Street
Suite 703
Middletown, CT 06457


         Re:      Warrants

         Reference is hereby made to the Warrant Agreement, dated as of December 29, 2005 (the "WARRANT Agreement"), between National Coal Corp., as issuer (the "COMPANY"), and Wells Fargo Bank, National Association, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

         In connection with our proposed purchase of:

                  (a)      |_|  a  beneficial   interest  in  a  Global  Warrant
         representing the right to acquire __________ Warrant Shares, or

                  (b) |_| a Definitive Warrant representing the right to acquire __________ Warrant Shares,

we confirm that:

         3. We understand that any subsequent transfer of the Warrants, Warrant Shares or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants, Warrant Shares or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "SECURITIES ACT").

         4. We understand that the offer and sale of the Warrants and Warrant Shares have not been registered under the Securities Act, and that the Warrants, Warrant Shares and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants, the Warrant Shares or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if requested by the Company, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or
(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of CLAUSES (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         5. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

         6. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         7. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         We agree not to engage in any hedging transactions with regard to the Warrants unless such hedging transactions are in compliance with the Securities Act.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                           [Insert Name of Transferor]


                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:






Dated:  _______________________


                                      D-2